Exhibit 10.3

ELLINGTON FINANCIAL LLC

INCENTIVE PLAN FOR ENTITIES

Effective as of August 17, 2007

ELLINGTON FINANCIAL LLC

INCENTIVE PLAN FOR ENTITIES

SECTION 1

PURPOSE OF PLAN; DEFINITIONS

1. Purpose. The purpose of the Plan is (a) to reinforce the long-term commitment to the Company’s success of the Manager and those advisors and consultants that are non-natural persons or entities and to facilitate the ownership of the Company’s stock by such persons, thereby reinforcing the identity of their interests with those of the Company’s stockholders; (b) to compensate the Manager for its successful efforts in managing the investments of the Company and to provide performance-based compensation in order to provide incentive to the Manager to enhance the value of the Company and (c) to benefit the Company’s stockholders by encouraging high levels of performance by the Manager and other advisors of the Company.

2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

(a) “Affiliate” means (i) any Person directly or indirectly controlling, controlled by or in common control with such other Person, (ii) any officer or general partner of such other Person and (iii) any legal entity for which such Person acts as an executive officer or general partner.

(b) “Award” or “Awards” means an award described in Section 5 hereof.

(c) “Award Agreement” means an agreement described in Section 6 hereof entered into between the Company and a Participant, setting forth the terms, conditions and any limitations applicable to the Award granted to the Participant.

(d) “Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

(e) “Board” means the Board of Directors of the Company.

(f) “Change in Control” of the Company shall be deemed to have occurred if an event set forth in any one of the following paragraphs (i)-(iii) shall have occurred unless prior to the occurrence of such event, the Board determines that such event shall not constitute a Change in Control:

(i) any Person, other than the Manager or any of its Affiliates or any Affiliate of the Company is or becomes Beneficial Owner, directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the then outstanding securities of the Company, excluding (A) any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (x) of paragraph (ii) below, and (B) any Person who becomes such a Beneficial Owner through the issuance of such securities with respect to purchases made directly from the Company; or

(ii) the members of the Company approve a merger or consolidation of the Company with any other corporation or the issuance of voting securities of the Company in connection with a merger or consolidation of the Company (or any direct or indirect subsidiary of the Company) pursuant to applicable stock exchange requirements, other than (x) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) fifty percent (50%) or more of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (y) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the then outstanding securities of the Company; or

(iii) the members of the Company approve a plan of complete liquidation or dissolution of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the assets of the Company.

(g) “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto.

(h) “Commission” means the Securities and Exchange Commission.

(i) “Committee” means the Board or any committee the Board may appoint to administer the Plan. To the extent necessary and desirable, the Committee shall be composed entirely of individuals who meet the qualifications referred to in Section 162(m) of the Code and Rule 16b-3 under the Exchange Act. If at any time or to any extent the Board shall not administer the Plan, then the functions of the Board specified in the Plan shall be exercised by the Committee.

(j) “Company” means Ellington Financial LLC, a Delaware limited liability company or its successor.

(k) “Effective Date” means the date provided pursuant to Section 11 hereof.

(l) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(m) “Fair Market Value” means, as of any given date, (i) the closing price of a share of the Company’s Stock on the principal exchange on which Shares are then trading, if any, on the trading day previous to such date, or, if stock was not traded on the trading day previous to such date, then on the next preceding trading day during which a sale occurred; or (ii) if such Stock is not traded on an exchange but is quoted on a quotation system, the mean between the closing representative bid and asked prices for the Stock on the trading day previous to such date as reported by such quotation system; or (iii) if such Stock is not publicly traded on an exchange and not quoted on a quotation system, the mean between the closing bid and asked prices for the Stock, on the day previous to such date, as determined in good faith by the Committee; or (iv) if the Stock is not publicly traded, the fair market value established by the Committee using any reasonable method and acting in good faith and in conformity with Section 409A of the Code.

(n) “Individual Plan” means the Ellington Financial LLC Incentive Plan for Individuals.

(o) “LLC Agreement” means the Operating Agreement of the Company, as amended and restated on August 17, 2007, as may be amended from time to time.

(p) “LTIP Unit” means a long term incentive plan unit as described in Section 6 hereof.

(q) “Management Agreement” means that certain Management Agreement, dated as of August 17, 2007, by and among the Company and the Manager, as amended from time to time.

(r) “Manager” means Ellington Financial Management LLC, a Delaware limited liability company or its successor.

(s) “Manager Awards” means the Awards granted to the Manager as described in Section 5.5 hereof.

(t) “144A Offering” means the offering, which closed on August 17, 2007, pursuant to Rule 144A of the Securities Act.

(u) “Participant” means the Manager and any consultant or advisor to the Company or to any parent or subsidiary of the Company that is a non-natural person and is selected by the Committee, pursuant to the Committee’s authority in Section 2 below, to receive Awards.

(v) “Person” means an individual, and a corporation, limited liability company, partnership, trust, incorporated or unincorporated association, joint venture or other entity of any kind.

(w) “Plan” means this Ellington Financial LLC Incentive Plan for Entities.

(x) “Profits Interest Unit” means a unit that confers an interest in the profits of the Company, as determined by the Board of Directors.

(y) “Restricted Stock” means Stock as described in Section 5.2 hereof.

(z) “Securities Act” means the Securities Act of 1933, as amended.

(aa) “Shares” means shares of Stock.

(bb) “Stock” means the common shares representing limited liability company interests of the Company.

(cc) “Stock Appreciation Right” shall have the meaning set forth in Section 5.1 hereof.

SECTION 2

ADMINISTRATION

1. Administration. To the extent applicable, the Plan shall be administered in accordance with the requirements of (i) Section 162(m) of the Code (to the extent applicable and only to the extent necessary and desirable to maintain qualification of awards under the Plan under Section 162(m) of the Code), (ii) Rule 16b-3 under the Exchange Act and (iii) of the Securities and Exchange Commission and the applicable stock exchange on which the Shares trade or are quoted, by the Board or, at the Board’s sole discretion, by the Committee, which shall be appointed by the Board, and which shall serve at the pleasure of the Board.

2. Duties and Powers of the Committee. The Committee shall have the power and authority to grant Awards to Participants pursuant to the terms of the Plan, and, in its discretion, to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

In particular, the Committee shall have the authority to determine, in a manner consistent with the terms of the Plan:

(a) in addition to the Manager, those consultants and advisors, if any, that are non-natural persons or entities which shall be Participants;

(b) subject to Section 3 hereof, the number of Shares to be covered by and the vesting schedule of each Award granted hereunder;

(c) the terms and conditions of any Award granted hereunder, including the waiver or modification of any such terms or conditions, consistent with the provisions of the Plan (including, but not limited to, Section 7 hereof); and

(d) the terms and conditions which shall govern all the Award Agreements, including the waiver or modification of any such terms or conditions.

3. Majority Rule. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

4. Compensation; Professional Assistance; Good Faith Actions. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Board, the Company and any officers and directors of the Company shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or Board in good faith shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan or any Award, and all members of the Committee and Board shall be fully protected and indemnified to the fullest extent permitted by law, by the Company, in respect of any such action, determination or interpretation.

SECTION 3

STOCK SUBJECT TO PLAN

1. Number and Source of Shares. Subject to the provisions of Section 3.3 below, the initial aggregate maximum number of Shares and LTIP Units reserved and available that may be made the subject of Awards under the Plan and the Individual Plan combined, shall be six percent (6%) of the number of Shares outstanding on the closing date of the 144A Offering or approximately 750,000 Shares and LTIP Units (subject to adjustment if the initial purchasers/placement agent exercises its additional over-allotment option). In each subsequent calendar year, the maximum limit on the number of Shares and LTIP Units issuable under the Plan and the Individual Plan combined shall increase by an amount equal to six percent (6%) of the difference, if any (but not less than zero) between (i) the number of Shares that are outstanding as of the last day of such calendar year and (ii) the number of Shares that are outstanding as of the last day of the immediately preceding calendar year, excluding any Shares issued pursuant to the Plan and Individual Plan, except that for purposes of the foregoing calculation, the last day of the calendar year preceding the calendar year ending on December 31, 2007, shall be the closing date of the 144 Offering. Any issuance of an LTIP Unit will reduce the available Shares that may be issued under the Plan and the Entity Plan on a one-for-one basis; however, the conversion of an LTIP Unit into a share shall not reduce the number of available shares that may be issued under the Plan and the Entity Plan. Notwithstanding the foregoing, in no event shall the aggregate number of Shares and LTIP Units issued pursuant to both the Plan and the Individual Plan combined exceed 10,000,000. The Stock which may be issued pursuant to an Award under the Plan may be treasury Stock, authorized but unissued Stock, or Stock acquired, subsequently or in anticipation of the transaction, in the open market to satisfy the requirements of the Plan. Awards may consist of any combination of such Stock, or, at the election of the Company, cash.

2. Unrealized Awards. If any Shares or LTIP Units subject to an Award are forfeited, cancelled, exchanged or surrendered, withheld in satisfaction of the holder’s obligation to remit an exercise price or withholding taxes or if an Award otherwise terminates or expires with or without a distribution of Shares to the Participant, the Shares or LTIP Units subject to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan, except as determined by the Committee.

3. Adjustment of Awards. Upon the occurrence of any event that affects the Shares in such a way that an adjustment of outstanding Awards is appropriate in order to prevent the dilution or enlargement of rights under the Awards (including, without limitation, any extraordinary dividend or other distribution (whether in cash or in kind), recapitalization, stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event), the Committee shall make appropriate equitable adjustments, which may include, without limitation, adjustments to any or all of the number and kind of Shares (or other securities) which may thereafter be issued in connection with such outstanding Awards and adjustments to any exercise price specified in the outstanding Awards and shall also make appropriate equitable adjustments to the number and kind of Shares (or other securities) authorized by or to be granted under the Plan. Such other substitutions or adjustments shall be made respecting Awards hereunder as may be determined by the Committee, in its sole discretion. In connection with any event described in this paragraph, the Committee may provide, in its discretion, for the cancellation of any outstanding Award and payment in cash or other property in exchange therefor, equal to the difference, if any, between the Fair Market Value of the Stock or other property subject to the Award, and the exercise price, if any.

SECTION 4

ELIGIBILITY

The Manager shall be eligible for Awards under the Plan. Additional Participants under the Plan may be selected from time to time by the Committee, in its sole discretion, and the Committee shall determine, in its sole discretion, the number of Shares covered by each Award.

SECTION 5

AWARDS

Awards may include, but are not limited to, those described in this Section 5. The Committee may grant Awards singly or in combination with other Awards, as the Committee may in its sole discretion determine. Subject to the other provisions of this Plan, Awards may also be granted in combination or in replacement of, or as alternatives to, grants or rights under this Plan and any other employee (or director) benefit or compensation plan of the Company.

1. Stock Appreciation Rights. A Stock Appreciation Right is a right to receive, upon surrender of the right, an amount payable in cash or Shares or a combination of the foregoing under such terms and conditions as the Committee shall determine. The amount payable in cash or Shares with respect to each right shall be equal in value to a percentage (up to and including 100%) of the amount by which the Fair Market Value per share of Stock on the exercise date exceeds the Fair Market Value per share of Stock on the date of grant of the Stock Appreciation Right. The applicable percentage shall be established by the Committee. The Award Agreement may state whether the purchase amount payable is to be paid wholly in cash, wholly in

Shares or in any combination of the foregoing; if the Award Agreement does not so state the manner of payment, the Committee shall determine such manner of payment at the time of payment. The amount payable in Shares, if any, is determined with reference to the Fair Market Value per share of Stock on the date of exercise.

2. Restricted Stock. Restricted Stock is Stock that is issued to a Participant and is subject to such terms, conditions and restrictions as the Committee deems appropriate, which may include, but are not limited to, restrictions upon the sale, assignment, transfer or other disposition of the Restricted Stock and the requirement of forfeiture of the Restricted Stock upon termination of employment or service under certain specified conditions. The Committee may provide for the lapse of any such term or condition or waive any term or condition based on such factors or criteria as the Committee may determine; provided, however, all restrictions on Restricted Stock granted under the Plan shall be removed immediately and fully upon a change in control. Subject to the restrictions stated in this Section 5.2 and in the applicable Award Agreement, the Participant shall have, with respect to Awards of Restricted Stock, all of the rights of a stockholder or member of the Company, including the right to vote the Restricted Stock and the right to receive any cash or stock dividends on such Stock. The Company may require that the stock certificates evidencing Restricted Stock granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any award of Restricted Stock, the Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

3. Performance Awards. Performance Awards may be granted under this Plan from time to time based on such terms and conditions as the Committee deems appropriate provided that such Awards shall not be inconsistent with the terms and purposes of this Plan. Performance Awards are Awards which are contingent upon the performance of all or a portion of the Company and/or its subsidiaries and/or which are contingent upon the individual performance of a Participant. Performance Awards may be in the form of performance units, performance shares and such other forms of Performance Awards as the Committee shall determine. The Committee shall determine the performance measurements and criteria for such Performance Awards. The Company may require that the stock certificates evidencing Performance Awards granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any award of Performance Awards, the Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

4. Manager Awards. Other Awards. The Committee may, from time to time, grant Awards to the Manager as the Committee deems advisable in order to provide additional incentives to the Manager. Additionally, any portion of the

Manager’s incentive fees which will be paid in the form of Shares, as provided under the Management Agreement, may be issued under the Plan and shall be subject to certain restrictions, terms and conditions, as determined by the Committee, in its sole discretion.

5. LTIP Units. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom Awards shall be granted, the purchase price, if any, of an Award, the number and class of interests to be covered by each Award, any vesting condition (including performance-based vesting conditions) and other conditions and limitations applicable to the Award. As determined by the Committee, in its sole discretion and as provided for in the applicable Award Agreement, LTIP Units may be convertible into Stock or have associated voting rights. As a condition to the grant of LTIP Units, the Participant will be required to become a party to the LLC Agreement and the LTIP Units acquired will be held subject to the terms and conditions of the LLC Agreement. LTIP Units issued under the Plan will be authorized but unissued Profits Interest Units that shall have been or may be reacquired by the Company.

6. Other Awards. The Committee may from time to time grant other Stock-based and non Stock-based Awards under the Plan, including without limitation those Awards pursuant to which Shares are or may in the future be acquired, Awards denominated in Shares, securities convertible into Shares, phantom securities, dividend equivalents, or other tandem Awards, or any other equity-based incentive award and cash. The Committee shall determine the terms and conditions of such other Stock, Stock-based and non-Stock-based Awards provided that such Awards shall not be inconsistent with the terms and purposes of this Plan.

SECTION 6

AWARD AGREEMENTS

Each Award under this Plan shall be evidenced by an Award Agreement setting forth the number of Shares or other securities, and such other terms and conditions applicable to the Award (and not inconsistent with this Plan) as are determined by the Committee.

1. Terms of Award Agreements. Award Agreements shall include the following terms:

(a) Term. The term of each Award (as determined by the Committee); provided that, no Award shall be exercisable more than ten years after the date such Award is granted;

(b) Exercise Price. The exercise price per Share, if any, purchasable under an Award (as determined by the Committee in its sole discretion at the time of grant); provided that, the exercise price shall not be less than the par value of the Shares; provided, further, that Awards intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, shall not be less than 100% of the Fair Market Value of the share of Stock on such date;

(c) Exercisability. Provisions regarding the exercisability of Awards (which shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after the grant date);

(d) Method of Exercise. Provisions describing the method of exercising Awards;

(e) Termination of Employment or Service. Provisions describing the treatment of an Award in the event of termination of a Participant’s employment or service with the Company, including but not limited to, terms relating to the vesting, time for exercise, forfeiture and cancellation of an Award in such circumstances;

(f) Rights as Stockholder. A provision that a Participant shall have no rights as a stockholder or member with respect to any securities covered by an Award until the date the Participant becomes the holder of record. Except as provided in Sections 3.3 and 5.2 hereof, no adjustment shall be made for dividends or other rights, unless the Award Agreement specifically requires such adjustment, in which case, grants of dividend equivalents or similar rights shall not be considered to be a grant of any other stockholder right;

(g) Nontransferability. A provision that unless as permitted by the Committee in its sole discretion, the Participant shall not be permitted to sell, transfer, pledge or assign any Award;

(h) LLC Agreement. Except as otherwise determined by the Committee, all equity, membership interests or other equity securities in the Company, issued pursuant to an Award or upon the Exercise of an Award shall be subject to the terms and conditions of the LLC Agreement and each Participant shall execute a signature page to and be joined as a party to the LLC Agreement, if any, concurrently with the issuance of a such equity, interests or securities subject to an Award; and

(i) Other Terms. Such other terms as are necessary and appropriate, as determined in the sole discretion of the Committee, to effectuate an Award to the Participant, including but not limited to, (1) vesting provisions, (2)

deferral elections, (3) any requirements for continued employment or service with the Company, (4) any other restrictions or conditions (including performance requirements) on the Award and the method by which restrictions or conditions lapse, (5) effect on the Award of a Change in Control, (6) the right of the Company and such other persons as the Committee shall designate (“Designees”) to repurchase from a Participant, and such Participant’s permitted transferees, all Shares issued or issuable to such Participant in connection with an Award in the event of such Participant’s termination of employment or service, (7) rights of first refusal granted to the Company and Designees, if any, (8) holdback and other registration right restrictions in the event of a public registration of any equity securities of the Company and (9) any other terms and conditions which the Committee shall deem necessary and desirable. Additionally, the Committee may, in any Award Agreement, impose payment or other restrictions, including restrictions intended to conform the Award with any applicable provisions of Section 409A of the Code.

2. Replacement and Substitution. Award Agreements may also include provisions permitting the replacement or substitution of outstanding Awards or securities held by the Participant in order to exercise or realize rights under other Awards, or in exchange for the grant of new Awards under similar or different terms.

3. Surrender of Awards. The Committee may require the voluntary surrender of all or a portion of any Award granted under the Plan as a condition precedent to a grant of a new Award. Subject to the provisions of the Plan, such new Award shall be exercisable at the price, during such period and on such other terms and conditions as are specified by the Committee at the time the new Award is granted; provided that, should the Committee so require, the number of Shares subject to such new Award shall not be greater than the number of Shares subject to the surrendered Award.

SECTION 7

AMENDMENT AND TERMINATION

The Board may at any time and from time-to-time alter, amend, suspend or terminate the Plan in whole or in part; provided that, no amendment that would increase the total number of Shares reserved for issuance under the Plan, change the class of eligible participants under the Plan or otherwise require stockholder approval in order for the Plan to comply with a rule or regulation deemed applicable by the Committee shall be effective unless the same shall be approved by the requisite vote of the stockholders of the Company entitled to vote thereon. Notwithstanding the foregoing provision, no amendment shall affect adversely any of the rights of any Participant, without such Participant’s consent, under any Award theretofore granted under the Plan. In addition, notwithstanding any provision of the Plan, to the extent that the Committee determines, in its sole discretion, that the Plan or any Award made pursuant to the Plan that is or becomes subject to Section 409A of the Code fails to comply with the requirements of Section 409A of the Code, the Committee reserves the right to, but is not obligated to, amend or terminate the Plan and/or the Award in order to cause the Award to either not be subject to Section 409A of the Code or to comply with the applicable provisions of such section.

SECTION 8

UNFUNDED STATUS OF PLAN

The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

SECTION 9

GENERAL PROVISIONS

1. Securities Laws Compliance. No Award shall be granted hereunder unless such grant complies with all relevant provisions of law, including without limitation, applicable state securities laws, the Securities Act, the Exchange Act and the requirements of any stock exchange upon which the Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. Shares of Stock shall not be issued pursuant to the exercise of any Award granted hereunder unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, applicable state securities laws, the Securities Act, the Exchange Act and the requirements of any stock exchange upon which the Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. Nothing contained herein shall be construed to prohibit the Company from relying on any other exemption from registration to which it may be entitled under the Securities Act in connection with the issuance of Shares underlying Awards in accordance with the Plan. To the extent necessary and desirable, as determined by the Committee, (i) the Plan shall be amended to comply with any applicable state securities laws prior to the granting of an Award requiring such amendment and (ii) the Company shall complete any filing or application to the appropriate state regulatory agency or body with respect to any Award which requires compliance with the respective state securities laws.

2. Certificate Legends. The Committee may require each person purchasing Shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the Shares subject thereto without a view to distribution thereof. The certificates for such Stock may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

3. Transfer Restrictions. All certificates for Shares delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

4. Company Actions; No Right to Continued Service. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is necessary and desirable; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan shall not confer upon any consultant or advisor of the Company any right to continued employment or service with the Company, as the case may be, nor shall it interfere in any way with the right of the Company to terminate the employment or service of any of its employees, consultants or advisors at any time, including the right to terminate the Management Agreement.

5. Payment of Taxes. Each Participant shall, no later than the date as of which the value of an Award first becomes includible in the gross income of the Participant for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to the Award. Participants are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards (including any taxes arising under Section 409A of the Code), and the Company shall not have any obligation to indemnify or otherwise hold any Participant harmless from any or all of such taxes. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant. Additionally, notwithstanding any provision in this Plan, the Company may, in its sole discretion, require the surrender of all or a portion of any Award granted under the Plan to satisfy any obligation regarding the payment of any federal, state, or local taxes of any kind required by law to be withheld with respect to the Award. The Company may also use any other method of obtaining the necessary payment or proceeds, as permitted by law, to satisfy its withholding obligation with respect to any Award.

SECTION 10

EFFECTIVE DATE OF PLAN

The Board adopted the Plan effective as of August 17, 2007 (the “Effective Date”), and the Sole Member of the Company approved the Plan as of August 9, 2007.

SECTION 11

TERM OF PLAN

No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.